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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 August 9, 2006
                Date of Report (date of earliest event reported)

                            CYPRESS BIOSCIENCE, INC.
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               (Exact name of Registrant as specified in charter)

            Delaware                    0-12943                22-2389839
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(State or other jurisdiction of       (Commission           (I.R.S. Employer
         incorporation)               File Number)         Identification No.)

                         4350 Executive Drive, Suite 325
                           San Diego, California 92121
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (858) 452-2323


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
            ---------------------------------------------

            On August 9, 2006, we issued a press release announcing financial results for the quarter ended June 30, 2006. The text of this press release is set forth as Exhibit 99.1.

            In accordance with general instructions B.6 of Form 8-K, the information in this report, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.
           ---------------------------------

(d)  Exhibits:

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed.

       99.1 Press Release dated August 9, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CYPRESS BIOSCIENCE, INC.


                                                     By: /s/ Jay D. Kranzler
                                                         -----------------------
                                                         Jay D. Kranzler
                                                         Chief Executive Officer

Date:  August 9, 2006

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                                INDEX TO EXHIBITS

99.1      Press Release dated August 9, 2006.

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